TRANSITION SERVICES AGREEMENT

This TRANSITION SERVICES AGREEMENT (this “Agreement”) is entered into this 29 day of December, 2005, by and between Games, Inc., a Delaware corporation (“Games”), and Lottery Corporation, a Delaware corporation (“Lottery,” and, together with Games, each a “Party” and collectively, the “Parties”).

RECITALS:

WHEREAS, the Board of Directors of Games has determined that it is in the best interests of Games to separate the Lottery Business (as defined below) and the Games Business (as defined below) into two independent public companies, on the terms and subject to the conditions set forth in the Separation Agreement (as defined below), in order to resolve issues related to the allocation of capital and management resources between the Lottery Business and the Games Business, and to give Lottery greater flexibility to manage, invest in, and expand the Lottery Business while ensuring that Games can focus its time and resources on the development of the Games Business;

WHEREAS, in order to effectuate the foregoing, Games and Lottery have entered into a Separation and Distribution Agreement of even date herewith (the “Separation Agreement”), pursuant to which and subject to the terms and conditions set forth therein, the Lottery Business shall be separated from the Games Business and the Lottery Common Stock (as defined below) shall be distributed on a pro rata basis to Games shareholders; and

WHEREAS, in connection therewith and in order to ensure an orderly transition under the Separation Agreement, Games desires to provide, through the Games Service Providers (as defined below), to Lottery and its relevant Affiliates, as applicable, with certain transition services (the “Games Services”) with respect to the operation of Lottery and its relevant Affiliates following the Distribution Date (as defined below), and Lottery desires to provide, through the Lottery Service Providers (as defined below), to Games and its Affiliates, as applicable, with certain transition services (the “Lottery Services”) with respect to the operation of Games and its relevant Affiliates following the Distribution Date, as such Games Services and Lottery Services are more fully described in separate schedules (all such schedules, including any appendices, exhibits or other attachments thereto, the “Schedules,” and each, a “Schedule”) to this Agreement.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Games and Lottery hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1

Capitalized terms used herein, but not defined herein shall have the meanings assigned to such terms in the Separation Agreement, as it may be amended from time to time in accordance with the terms thereof, and the following terms shall have the meanings set forth below:

“Additional Required Games Service” shall have the meaning assigned to it in Section 2.5.

“Additional Required Lottery Service” shall have the meaning assigned to it in Section 2.6.

“Lottery” shall have the meaning assigned to it in the preamble.

“Lottery Service Providers” means Lottery, its Affiliates and any third party, in each case, to the extent such entity is providing the Lottery Services on behalf of Lottery pursuant to any Schedule.

“Lottery Services” shall have the meaning assigned to it in the recitals.

“Lottery Transition Plan” shall have the meaning assigned to it in Section 2.9(b).

“Games” shall have the meaning assigned to it in the preamble.

“Games Service Providers” means Games, its Affiliates and any third party, in each case, to the extent such entity is providing the Games Services on behalf of Games pursuant to any Schedule.

“Games Services” shall have the meaning assigned to it in the recitals.

“Games Transition Plan” shall have the meaning assigned to it in Section 2.9(c).

“Best Efforts” means with respect to either Party, the efforts that such Party would use on behalf of itself to enforce its rights against a third party or cause such third party to honor its obligations to such Party, under any agreement with such third party.

“Force Majeure Event” means any act of God, fire, flood, storm or explosion; any strike, lockout or other labor disturbance; any material shortage of facilities, labor, materials or equipment; any delay in transportation, breakdown or accident; any Law; any riot, war, act of terror, rebellion or insurrection; any embargo or fuel or energy shortage; any interruption in telecommunications or utilities services; or any other event, in each case beyond the control of a Party and that actually prevents, hinders or delays such Party from performing its obligations under this Agreement.

“Loss” shall have the meaning assigned to it in Section 5.8.

“Party” or “Parties” shall have the meaning assigned to such terms in the preamble.

“Prime Rate” means the “prime rate” published in the “Money Rates” section of The Wall Street Journal. If The Wall Street Journal ceases to publish the “prime rate,” then the Parties shall mutually agree to an equivalent publication that publishes such “prime rate,” and if such “prime rate” is no longer generally published or is limited, regulated or administered by a Governmental Authority, then a comparable interest rate index mutually agreed to by the Parties.

“Schedules” shall have the meaning assigned to it in the recitals.

“Separation Agreement” shall have the meaning assigned to it in the recitals.

“Service Provider” means the Games Service Providers and/or the Lottery Service Providers, as the context requires.

“Service Recipient” means either Games, to the extent Games is receiving a service from an Lottery Service Provider, or Lottery, to the extent Lottery is receiving a service from an Games Service Provider, each as the context requires.

“Services” means the Games Services and/or the Lottery Services, as the context requires.

“SOX” means the Sarbanes-Oxley Act of 2002, as amended from time to time.

“Taxing Authority” shall have the meaning assigned to it in Section 3.5(a)(ii).

“Transaction Tax” shall have the meaning assigned to it in Section 3.5(a)(i).

“Withheld Tax” shall have the meaning assigned to it in Section 3.5(e).

1.2

General Interpretive Principles.  Words in the singular shall include the plural and vice versa, and words of one gender shall include the other gender, in each case, as the context requires.  The term “hereof,” “herein,” “hereunder” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and references to Article, Section, paragraph, exhibit and Schedule are references to the Articles, Sections, paragraphs, exhibits and Schedules to this Agreement unless otherwise specified.  The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified.  Any reference to any federal, state, local or non-U.S. statute or Law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context otherwise requires.

ARTICLE II

TRANSITION SERVICES

2.1

Games Services.  During the term of this Agreement, Games shall provide, or shall cause one or more Games Service Providers to provide, to Lottery and its applicable Affiliates (such Affiliates as determined by Lottery in its sole discretion), the Games Services, as such Games Services are more particularly described in Schedule A attached hereto.

2.2

Lottery Services.  During the term of this Agreement, Lottery shall provide, or shall cause one or more Lottery Service Providers to provide, to Games and its applicable Affiliates (such Affiliates as determined by Games in its sole discretion), the Lottery Services, as such Lottery Services are more particularly described in Schedule B attached hereto.

2.3

Standard of Performance for Games Services.

(a)

Games shall provide, or shall cause to be provided, the Games Services in a manner and at a level that is substantially similar in all material respects to the typical manner and average level at which such Games Services were provided to Lottery or its Affiliate during the three-month period prior to the Distribution Date, except to the extent that (i) a different manner or level of an Games Service is set forth in a Schedule, in which case such Games Service shall be provided in the manner and level as set forth in each such applicable Schedule or (ii) such Games Service has not been provided during the three-month period prior to the Distribution Date and the applicable Schedule does not set forth a manner or level at which such Games Service is to be provided, in which case, such Games Service shall be provided in the same manner and at the same level at which such Games Service was provided to Lottery or its Affiliate on the last occasion (or during the three-month period prior to the last occasion) such Games Service was provided to Lottery or its Affiliate.

(b)

Notwithstanding Section 2.3(a), Games may change from time to time the manner and level at which any Games Service is provided to Lottery, to the extent that Games is making a similar change in performing a substantially similar service for itself or its Affiliates and if Games provides Lottery substantially the same notice (in content and timing) as Games provides itself and its Affiliates with respect to such change; provided, that, Games may not make any change to the manner and level at which any Games Service is provided to Lottery if such change would result in a violation, or cause Lottery to be in violation, of applicable Law; provided, further, if Lottery can demonstrate, in accordance with the terms of this Agreement, that such change is not commercially reasonable and Lottery has suffered a material financial harm as a result of such change, Games shall be required to restore the manner and level at which such Games Service is provided to Lottery to the manner and level required by Section 2.3(a). No such change shall affect the fees and expenses for the applicable Games Service.

(c)

Subject to Section 5.5, in no event shall Games be liable or accountable, in damages or otherwise, for any error of judgment or any mistake of fact or Law or for any action or omission in connection with the provision of the Games Services by Games or any Games Service Provider that Games or such Games Service Provider took or refrained from taking in good faith hereunder, except in the case of Games or such Games Service Provider’s intentional breach, fraud, gross negligence or willful misconduct.

2.4

Standard of Performance for Lottery Services.

(a)

Lottery shall provide, or shall cause to be provided, the Lottery Services in a manner and at a level that is substantially similar in all material respects to the typical manner and average level at which such Lottery Services were provided to Games or its Affiliate during the three-month period prior to the Distribution Date, except to the extent that (i) a different manner or level of an Lottery Service is set forth in a Schedule, in which case such Lottery Service shall be provided in the manner and level as set forth in each such applicable Schedule or (ii) such Lottery Service has not been provided during the three-month period prior to the Distribution Date and the applicable Schedule does not set forth a manner or level at which such Lottery Service is to be provided, in which case, such Lottery Service shall be provided in the same manner and at the same level at which such Lottery Service was provided to Games or its Affiliate on the last occasion (or during the three-month period prior to the last occasion) such Lottery Service was provided to Games or its Affiliate.

(b)

Notwithstanding Section 2.4(a), Lottery may change from time to time the manner and level at which any Lottery Service is provided to Games, to the extent that Lottery is making a similar change in performing a substantially similar service for itself and its Affiliates or if Lottery provides Games substantially the same notice (in content and timing) as Lottery provides itself and its Affiliates with respect to such change; provided, that, Lottery may not make any change to the manner and level at which any Lottery Service is provided to Games if such change would result in a violation, or cause Games to be in violation, of applicable Law; provided, further, if Games can demonstrate, in accordance with the terms of this Agreement, that such change is not commercially reasonable and Games has suffered a material financial harm as a result of such change, Lottery shall be required to restore the manner and level at which such Lottery Service is provided to Games to the manner and level required by Section 2.4(a). No such change shall affect the fees and expenses for the applicable Lottery Service.

(c)

Subject to Section 5.6, in no event shall Lottery be liable or accountable, in damages or otherwise, for any error of judgment or any mistake of fact or Law or for any action or omission in connection with the provision of the Lottery Services by Lottery or any Lottery Service Provider that Lottery or such Lottery Service Provider took or refrained from taking in good faith hereunder, except in the case of Lottery’s or such Lottery Service Provider’s intentional breach, fraud, gross negligence or willful misconduct.

2.5

Omitted Games Services.  If, from time to time during the term of this Agreement, Lottery determines that the provision of an additional service is reasonably necessary to enable Lottery and its Affiliates to operate on a stand-alone basis, and such service (whether or not then currently being provided) is not included in a Schedule (such service, including without limitation the right to use, or the use of, any Asset in connection with such service, hereinafter referred to as an “Additional Required Games Service”), then Lottery may give written notice thereof to Games in accordance with Section 7.1 hereof. Upon receipt of such notice by Games, if Games is willing to provide such Additional Required Games Service, the Parties will negotiate in good faith a schedule setting forth the Additional Required Games Service, the terms and conditions (including any service level requirements) for the provision of such Additional Required Games Service and the fees payable by Lottery for such Additional Required Games Service, such fees to be determined on an arms’-length basis.

2.6

Omitted Lottery Services.  If, from time to time during the term of this Agreement, Games determines that the provision of an additional service is reasonably necessary to enable Games and its Affiliates to operate on a stand-alone basis, and such service (whether or not then currently being provided) is not included in a Schedule (such service, including without limitation the right to use, or the use of, any Asset in connection with such service, herein after referred to as an “Additional Required Lottery Service”), then Games may give written notice thereof to Lottery in accordance with Section 7.1 hereof. Upon receipt of such notice by Lottery, if Lottery is willing to provide the Additional Required Lottery Service, the Parties will negotiate in good faith a schedule setting forth the Additional Required Lottery Service, the terms and conditions (including any service level requirements) for the provision of such Additional Required Lottery Service and the fees payable by Games for such Additional Required Lottery Service, such fees to be determined on an arms’-length basis.

2.7

Interruption of Services.

(a)

If, due to a Force Majeure Event, Games or an Games Service Provider is unable, wholly or partially, to perform its obligations hereunder, then Games shall be relieved of liability and shall suffer no prejudice for failing to perform or comply during the continuance and to the extent of such whole or partial inability to perform its obligations hereunder so caused by such Force Majeure Event; provided, that, (i) Games gives Lottery prompt notice, written or oral (but if oral, promptly confirmed in writing) of such whole or partial inability to perform its obligations hereunder and a reasonably detailed description of the cause thereof and (ii) in the event such whole or partial inability to perform its obligations hereunder is a result of Games or such Games Service Provider’s capacity or similar limitations, with respect to the allocation of such limited resources, Lottery and its Affiliates shall be treated no less favorably by Games or such Games Service Provider than Games or any Affiliate of Games. If Games fails to promptly give notice of such Force Majeure Event, then Games shall only be relieved from such performance or compliance from and after the giving of such notice. Games shall or shall cause the applicable Games Service Provider(s) to use its reasonable best efforts to remedy the situation caused by such Force Majeure Event and remove, so far as possible and with reasonable timeliness, the cause of its inability to perform or comply. Games shall give Lottery prompt notice of the cessation of the Force Majeure Event.

(b)

If, due to a Force Majeure Event, Lottery or an Lottery Service Provider is unable, wholly or partially, to perform its obligations hereunder, then Lottery shall be relieved of liability and shall suffer no prejudice for failing to perform or comply during the continuance and to the extent of such whole or partial inability to perform its obligations hereunder so caused by such Force Majeure Event; provided, that, (i) Lottery gives Games prompt notice, written or oral (but if oral, promptly confirmed in writing) of such whole or partial inability to perform its obligations hereunder and a reasonably detailed description of the cause thereof and (ii) in the event such whole or partial inability to perform its obligations hereunder is a result of Lottery’s or such Lottery Service Provider’s capacity or similar limitations, with respect to the allocation of such limited resources, Games and its Affiliates shall be treated no less favorably by Lottery or such Lottery Service Provider than Lottery or any Affiliate of Lottery. If Lottery fails to promptly give notice of such Force Majeure Event, then Lottery shall only be relieved from such performance or compliance from and after the giving of such notice. Lottery shall or shall cause the applicable Lottery Service Provider(s) to use its reasonable best efforts to remedy the situation caused by such Force Majeure Event and remove, so far as possible and with reasonable timeliness, the cause of its inability to perform or comply. Lottery shall give Games prompt notice of the cessation of the Force Majeure Event.

2.8

Access.

(a)

Lottery shall, and shall cause its applicable Affiliates to, make available on a timely basis to each Games Service Provider such Information reasonably requested by such Games Service Provider to enable such Games Service Provider to provide the Games Services.

Lottery shall, and shall cause its applicable Affiliates to, provide to the Games Service Providers reasonable access to the premises of Lottery and such Affiliates and the systems, software and networks located therein, to the extent necessary for the purpose of providing the Games Services. Games shall ensure that it and the other Games Service Providers comply with applicable Law and Lottery’s security and other policies and procedures, as may be provided to Games by Lottery in writing from time to time.

(b)

Games shall, and shall cause its applicable Affiliates to, make available on a timely basis to each Lottery Service Provider such Information reasonably requested by such Lottery Service Provider to enable such Lottery Service Provider to provide the Lottery Services. Games shall, and shall cause its applicable Affiliates to, provide to the Lottery Service Providers reasonable access to the premises of Games and such Affiliates and the systems, software and networks located therein, to the extent necessary for the purpose of providing the Lottery Services. Lottery shall ensure that it and the other Lottery Service Providers comply with applicable Law and Games security and other policies and procedures, as may be provided to Lottery by Games in writing from time to time.

2.9

Transition of Responsibilities.

(a)

Each Party agrees to use its good faith efforts to reduce or eliminate its and its Affiliates’ dependency on each Service as soon as is reasonably practicable. Games agrees to cooperate with Lottery to facilitate the smooth transition of responsibility for the Games Services to Lottery or any third party. Lottery agrees to cooperate with Games to facilitate the smooth transition of responsibility for the Lottery Services to Games or any third party.

(b)

As promptly as practicable, Games and Lottery will agree in good faith to a plan for Lottery to assume responsibility or eliminate the need for the provision of each Games Service (the “Lottery Transition Plan”). The Lottery Transition Plan will contain a schedule of transition events, including the expected date by which the Lottery Transition Plan will be completed, any training that will be needed by Lottery and the estimated costs and expenses, if any, to be paid by Lottery to Games with respect to such training and other services that Games agrees to provide to Lottery in order to facilitate the completion of the Lottery Transition Plan.

(c)

As promptly as practicable, Games and Lottery will agree in good faith to a plan for Games to assume responsibility or eliminate the need for the provision of each Lottery Service (the “Games Transition Plan”). The Games Transition Plan will contain a schedule of transition events, including the expected date by which the Games Transition Plan will be completed, any training that will be needed by Games and the estimated costs and expenses, if any, to be paid by Games to Lottery with respect to such training and other services that Lottery agrees to provide to Games in order to facilitate the completion of the Games Transition Plan.

ARTICLE III

FEES AND EXPENSES

3.1

Fees and Expenses.  The fees and expenses for each of the Services to be provided hereunder are set forth in each Schedule.

3.2

Billing and Payment.  Amounts payable in respect of Services under this Agreement shall be invoiced to the Party receiving such Services monthly in arrears and paid to the Party providing such Services, as directed by such providing Party, which amounts shall be due within 30 days after the date of invoice.

3.3

Additional Costs.

(a)

Lottery shall reimburse Games for the costs designated in each Schedule as reimbursable by Lottery. If it is necessary for Games or any Games Service Provider to incur any additional costs in connection with the provision of the Games Services, Games shall inform Lottery of such need before any such additional cost is incurred. Upon mutual written agreement of Lottery and Games, as to the necessity of any such increase, Lottery shall advance, or shall cause to be advanced, to Games an amount equal to the estimated costs and expenses to be reasonably incurred in connection therewith. If the actual costs and expenses incurred by Games or such Games Service Provider are greater than the estimated costs, the necessity of increased costs shall again be subject to the mutual written agreement of the Parties, and if the Parties cannot agree, Games shall return the advance of estimated costs to the extent not previously expended by Games in connection with the provision of such Games Service. If the actual costs and expenses incurred by Games or such Games Service Provider are less than the estimated costs and expenses, Games shall repay, to Lottery, the difference between the actual and estimated costs and expenses.

(b)

Games shall reimburse Lottery for the costs designated in each Schedule as reimbursable by Games. If it is necessary for Lottery or any Lottery Service Provider to incur any additional costs in connection with the provision of the Lottery Services, Lottery shall inform Games of such need before any such additional cost is incurred. Upon mutual written agreement of Games and Lottery, as to the necessity of any such increase, Games shall advance, or shall cause to be advanced, to Lottery an amount equal to the estimated costs and expenses to be reasonably incurred in connection therewith. If the actual costs and expenses incurred by Games or such Games Service Provider are greater than the estimated costs, the necessity of increased costs shall again be subject to the mutual written agreement of the Parties, and if the Parties cannot agree, Lottery shall return the advance of estimated costs to the extent not previously expended by Lottery in connection with the provision of such Lottery Service. If the actual costs and expenses incurred by Games or such Games Service Provider are less than the estimated costs and expenses, Lottery shall repay, to Games, the difference between the actual and estimated costs and expenses.

3.4

Late Payments.  Late payments shall bear interest at a rate per annum equal to the Prime Rate plus 2%.

3.5

Taxes.

(a)

Transaction Taxes.  The fees and expenses set forth in the Schedules and to be paid for the services provided pursuant to this Agreement do not include any amount of sales, use, excise, gross receipts, value added, goods and services, or any other transaction or revenue based taxes applicable to the provision of the services (each such tax, together with any applicable interest, penalties, or additions to tax imposed with respect to such tax, a “Transaction

Tax”).  The Service Recipient, pursuant to this Agreement, shall be solely liable for the payment of any Transaction Tax applicable to such receipt, without regard to the identity of the Party on whom the Liability for the Transaction Tax is imposed by statute, regulation, or otherwise, unless the payment of such Transaction Tax by the Service Recipient is prohibited by Law.

(b)

Each Party shall withhold and pay over to the Governmental Authority responsible for the collection of any amount of income tax or other assessment, charge, regulatory fee or other amount required by Law or regulation to be withheld from payments made to the other Party pursuant to this Agreement (the “Withheld Tax”), and the Withheld Tax shall be credited to the account of the Party from whose payment the Withheld Tax was withheld.

(c)

Any other provision of this Agreement to the contrary notwithstanding, no Party shall be responsible for any taxes imposed on the other Party measured by income, capital, or resulting from the existence or general Business operations of the other Party other than those resulting from an indemnified Loss including, but not limited to, any amount of Withheld Tax.

(d)

The Parties shall, from time to time, do and perform such other and further acts, and execute and deliver any and all such other and further instruments as may be required by Law or reasonably requested by the other Party to establish, maintain, and protect the respective rights and remedies of the other Party as provided in this Agreement with respect to Transaction Taxes and Withheld Taxes.

ARTICLE IV

CONFIDENTIALITY

4.1

Confidentiality Obligations.

(a)

Each Party acknowledges (i) that such Party has in its possession and in connection with the provision of Services hereunder, such Party will receive Information of the other Party that is not available to the general public, and (ii) that such Information may constitute, contain or include material non-public Information of the other Party. Subject to Section 4.1(c), Games, on behalf of itself and each of its Affiliates, and Lottery, on behalf of itself and each of its Affiliates, agrees to hold, and to cause its respective directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel and other advisors and representatives to hold, in strict confidence, with at least the same degree of care that such Party applies to its own confidential and proprietary Information pursuant to its applicable policies and procedures in effect as of the Distribution Date, all Information concerning the other Party (or its Business) and such other Party’s Affiliates (or their respective Business) that is either in its possession (including Information in its possession prior to the Distribution Date) or furnished by the other Party or the other Party’s Affiliates or their respective directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel and other advisors and representatives at any time pursuant to this Agreement, and will not use such Information other than for such purposes as may be expressly permitted hereunder, except, in each case, to the extent that such Information: (i) is or becomes available to the general public, other than as a result of a disclosure by such Party or its Affiliates or any of their respective directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel and other advisors and representatives in breach of this Agreement; (ii) was available to such Party or its Affiliates or becomes available to such Party or its Affiliates, on a non-confidential basis from a source other than the other Party hereto; provided, that, the source of such Information was not bound by a confidentiality obligation with respect to such Information, or otherwise prohibited from transmitting the Information to such Party or its Affiliates by a contractual, legal or fiduciary obligation; or (iii) is independently generated by such Party without use of or reference to any proprietary or confidential Information of the other Party.

(b)

No Release, Compliance with Law, Return or Destruction.  Each Party agrees not to release or disclose, or permit to be released or disclosed, any such Information to any other Person, except its directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel, lenders, investors and other advisors and representatives who need to know such Information in order to provide the Services pursuant to this Agreement, and except in compliance with Section 4.1(c). Notwithstanding anything herein to the contrary, each Party shall advise its directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel, lenders, investors and other advisors and representatives who have been provided with such Information of such Party’s confidentiality obligations hereunder and that such Information may constitute, contain or include material non-public Information of the other Party. Each party shall, and shall cause, its directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel, lenders, investors and other advisors and representatives who have been provided with such Information to use such Information only in accordance with (i) the terms of this Agreement and (ii) applicable Law (including federal and state securities Laws). Each Party shall promptly, after receiving a written request of the other Party, return to the other Party all such Information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or certify to the other Party that it has destroyed such Information (and such copies thereof and such notes, extracts or summaries based thereon), as directed by the other Party.

(c)

Protective Arrangements.  Notwithstanding anything herein to the contrary, in the event that either Party or any of its directors, officers, employees, agents, third party contractors, vendors, Service Providers, accountants, counsel, lenders, investors and other advisors and representatives either determines on the advice of its counsel that it is required to disclose any Information pursuant to applicable Law or the rules or regulations of a Governmental Authority or receives any demand under lawful process or from any Governmental Authority to disclose or provide Information of the other Party that is subject to the confidentiality provisions hereof, such Party shall, if possible, notify the other Party prior to disclosing or providing such Information and shall cooperate at the expense of the requesting Party in seeking any reasonable protective arrangements requested by such other Party. In the event that a protective arrangement is not timely obtained, the Person that received such request (i) may thereafter disclose or provide such Information to the extent required by such Law (as so advised by counsel) or by lawful process or such Governmental Authority, without liability therefor and (ii) shall exercise its reasonable best efforts to have confidential treatment accorded any such Information so furnished.

ARTICLE V

NO WARRANTY; LIMITATION OF LIABILITY;

INDEMNIFICATION; ESCALATION

5.1

Warranties and Disclaimer of Warranty by Games.

(a)

Games represents and warrants to Lottery as of the date hereof and at all times during which the Games Services are provided to Lottery, that:

1.

Neither the provision of the Games Services by any Games Service Provider, nor the receipt or use thereof by Lottery in accordance with the terms and conditions hereof, shall breach, violate, infringe upon or constitute misappropriation of any Intellectual Property right of any Person. Subject to the terms and conditions hereof, of the Separation Agreement and of the other Ancillary Agreements, the provision of the Games Services will not confer on Lottery any Intellectual Property rights, except as explicitly provided herein or therein.

2.

The Games Services will be performed in a timely manner consistent with this Agreement, as each individual Schedule may require, by qualified individuals in a professional and workmanlike manner, conforming to generally accepted industry standards and practices applicable to each individual Schedule and in strict accordance with all applicable Laws.

(b)

Except as expressly set forth in this agreement, the Games Services to be purchased under this agreement are provided as is, where is, with all faults, and without warranty or condition of any kind, express or implied, including any warranty of merchantability or fitness for any particular purpose or any other warranty whatsoever.

5.2

Warranties and Disclaimer of Warranty by Lottery.

(a)

Lottery represents and warrants to Games as of the date hereof and at all times during which the Lottery Services are provided to Games, that:

1.

Neither the provision of the Lottery Services by any Lottery Service Provider, nor the receipt or use thereof by Games in accordance with the terms and conditions hereof, shall breach, violate, infringe upon or constitute misappropriation of any Intellectual Property right of any Person. Subject to the terms and conditions hereof, of the Separation Agreement and of the other Ancillary Agreements, the provision of the Lottery Services will not confer on Games any Intellectual Property rights, except as explicitly provided herein or therein.

2.

The Lottery Services will be performed in a timely manner consistent with this Agreement, as each individual Schedule may require, by qualified individuals in a professional and workmanlike manner, conforming to generally accepted industry standards and practices applicable to each individual Schedule and in strict accordance with all applicable Laws.

(b)

Except as expressly set forth in this agreement, the Lottery Services to be purchased under this agreement are provided as is, where is, with all faults, and without warranty or condition of any kind, express or implied, including any warranty of merchantability or fitness for any particular purpose or any other warranty whatsoever.

5.3

Third Parties and Games Services.

(a)

Games and Lottery shall cooperate to obtain all Consents sufficient to enable the Games Service Providers to perform the Games Services in accordance with this Agreement for any third party Software or other Intellectual Property related to the provision of the Games Services; provided, that, Games shall not be required to incur any costs in connection therewith. Lottery will cooperate with Games in obtaining all such required Consents related to the provision of the Games Services and Lottery shall bear any costs incurred in connection therewith, provided, further, that Lottery shall only be required to reimburse Games for those expenses incurred by Games that Lottery has previously approved in writing.  In the event that any such Consent is not obtained, then, unless and until such Consent is obtained, during the term of the applicable Schedule, the Parties shall cooperate with each other in achieving a reasonable alternative arrangement for Lottery to continue to process its work and with respect to such third party Software or Intellectual Property for the Games Service Providers to perform the Games Services.

(b)

Nothing contained in this Agreement shall preclude Lottery from enforcing any rights or benefits available to it or Games, or availing itself of any rights or defenses available to it or Games under any third party agreement pursuant to which Games Services are being provided to Lottery.

5.4

Third Parties and Lottery Services.

(a)

Games and Lottery shall cooperate to obtain all Consents sufficient to enable the Lottery Service Providers to perform the Lottery Services in accordance with this Agreement for any third party Software or other Intellectual Property related to the provision of the Lottery Services; provided, that, Lottery shall not be required to incur any costs in connection therewith. Games will cooperate with Lottery in obtaining all such required Consents related to the provision of the Lottery Services and shall bear any costs in connection therewith; provided, further, that Games shall only be required to reimburse Lottery for those expenses incurred by Lottery that Games has previously approved in writing.  In the event that any such Consent is not obtained, then, unless and until such Consent is obtained, during the term of the applicable Schedule the Parties shall cooperate with each other in achieving a reasonable alternative arrangement with respect to such third party Software or Intellectual Property for Games to continue to process its work and for the Lottery Service Providers to perform the Lottery Services.

(b)

Nothing contained in this Agreement shall preclude Games from enforcing any rights or benefits available to it or Lottery, or availing itself of any rights or defenses available to it or Lottery under any third party agreement pursuant to which Lottery Services are being provided to Games.

5.5

Obligation to Re-perform Games Services.  In the event of any breach of this Agreement by Games or any other Games Service Provider with respect to any failure by Games or an Games Service Provider, as applicable, to provide any Games Service in accordance with the terms of this Agreement, Games shall, or shall cause the applicable Games Service Provider to, correct in all material respects such error or defect or re-perform in all material respects such Games Service at the request of Lottery and at the expense of Games. To be effective, any such request by Lottery must (i) specify in reasonable detail the particular error or defect and (ii) be made no more than 90 days from the date such error or defect was discovered by Lottery or should have been discovered by Lottery after reasonable inquiry.

5.6

Obligation to Re-perform Lottery Services.  In the event of any breach of this Agreement by Lottery or any other Lottery Service Provider with respect to any failure by Games or an Games Service Provider, as applicable, to provide any Lottery Service in accordance with the terms of this Agreement, Lottery shall, or shall cause the applicable Lottery Service Provider to, correct in all material respects such error or defect or re-perform in all material respects such Lottery Service at the request of Games and at the expense of Lottery. To be effective, any such request by Games must (i) specify in reasonable detail the particular error or defect and (ii) be made no more than 90 days from the date such error or defect was discovered by Games or should have been discovered by Games after reasonable inquiry.

5.7

LIMITATION OF LIABILITY.  Notwithstanding anything herein to the contrary:

(a)

Except for any liabilities that may be incurred under Section 3.5(a), the maximum liability of Games to, and (except as set forth in Section 5.5) the sole remedy of, Lottery and its affiliates (and their respective directors, officers, agents, vendors, Lottery Service Providers and employees) with respect to any and all claims arising under or in connection with this Agreement, regardless of the theory upon which the liability is premised, shall not exceed the fees received by Games with respect to the provision of the Games Service(s) to which such claim relates in the monthly period(s) in which the action or omission of Games that gave rise to such claim occurred or was pending;

(b)

Except for any liabilities that may be incurred under Section 3.5(a), the maximum liability of Lottery to, and (except as set forth in Section 5.6) the sole remedy of, Games and its affiliates (and their respective directors, officers, agents, vendors, Games Service Providers and employees) with respect to any and all claims arising under or in connection with this agreement, regardless of the theory upon which the liability is premised, shall not exceed the fees received by Lottery with respect to the provision of the Lottery Service(s) to which such claim relates in the monthly period(s) in which the action or omission of Lottery that gave rise to such claim occurred or was pending;

(c)

Except for any liabilities that may be incurred under Section 3.5(a), in no event shall either party be liable to the other party or its affiliates (or their respective directors, officers, agents, service providers or employees) for incidental, consequential or punitive damages in connection with the performance of this agreement, even if the party has been advised of the possibility of such damages, and each party hereby waives on behalf of itself, its affiliates and their respective directors, officers, agents, service providers or employees any claim for such damages including any claim for property damage or lost profits, whether arising in contract, tort or otherwise;

(d)

In no event shall Games be liable for the acts or omissions of third party Games Service Providers to the extent that Games has employed best efforts (as defined herein) to induce or cause such third party Games Service Provider to provide the Games Services in accordance with the manner and levels agreed to hereunder; and

(e)

In no event shall Lottery be liable for the acts or omissions of third party Lottery Service Providers to the extent that Lottery has employed best efforts (as defined herein) to induce or cause such third party Lottery Service Provider to provide the Lottery Services in accordance with the manner and levels agreed to hereunder.

5.8

Games Indemnity.  Games shall indemnify and hold harmless Lottery and its Affiliates (and their respective directors, officers, agents, Lottery Service Providers and employees) from and against any and all claims, demands, complaints, damages, loss, liability, cost or expense (each of the foregoing, a “Loss”) arising out of, relating to or in connection with (i) any Action that determined that the provision by any Games Service Provider and/or the receipt by Lottery or its Affiliates of any Games Service infringes upon or misappropriates the Intellectual Property of any third party, to the extent that any such Loss is determined to have resulted from such Games Service Provider’s intentional breach, fraud, gross negligence or willful misconduct or (ii) any action or omission by an Lottery Service Provider in providing the Lottery Services hereunder, except to the extent any such Loss arises from such Lottery Service Provider’s intentional breach, fraud, gross negligence or willful misconduct.

5.9

Lottery Indemnity.  Lottery shall indemnify and hold harmless Games and its Affiliates (and their respective directors, officers, agents, Games Service Providers and employees) from and against any and all Losses arising out of, relating to or in connection with (i) any Action that determined that the provision by any Lottery Service Provider and/or the receipt by Games or its Affiliates of any Lottery Service infringes upon or misappropriates the Intellectual Property of any third party to the extent that any such Loss is determined to have resulted from such Lottery Service Provider’s intentional breach, fraud, gross negligence or willful misconduct, or (ii) any action or omission by an Games Service Provider in providing the Games Services hereunder, except to the extent any such Loss arises from such Games Service Provider’s intentional breach, fraud, gross negligence or willful misconduct.

5.10

Escalation.  In the event that any dispute arises between the Parties that cannot be resolved pursuant to the escalation path set forth in a Schedule, if any, either Party shall have the right to refer the dispute for resolution to the Coordinators listed in such Schedule by delivering to the other Party a written notice of such referral (a “Dispute Escalation Notice”). Following receipt of a Dispute Escalation Notice, the Coordinators shall negotiate in good faith to resolve such dispute. In the event that the Coordinators are unable to resolve such dispute within five business days after the date of the Dispute Escalation Notice, either Party shall have the right to refer the dispute to the chief financial officers of the Parties, who shall negotiate in good faith to resolve such dispute. In the event that the chief financial officers of the parties are unable to resolve such dispute within 15 business days after the date of the Dispute Escalation Notice, either Party shall have the right to refer the dispute to the chief executive officers of the Parties, who shall negotiate in good faith to resolve such dispute. In the event that the chief executive officers of the Parties are unable to resolve such dispute within 30 business days after the date of the Dispute Escalation Notice, either Party shall have the right to commence litigation in accordance with Section 7.9 hereof. The Parties agree that all discussions, negotiations and other Information exchanged between the Parties during the foregoing escalation proceedings shall be without prejudice to the legal position of a Party in any subsequent Action.

ARTICLE VI

TERM; TERMINATION

6.1

Term.  This Agreement shall commence on the Distribution Date and unless terminated earlier in accordance with this Article VI, will terminate on the earlier to occur of (a) the second anniversary of the Distribution Date and (b) the date on which the terms of all the Schedules have expired or been terminated.

6.2

Early Termination of Schedules.  In the event that pursuant to Section 2.7, a Service Provider reduces or suspends the provision of any Service due to a Force Majeure Event and such reduction or suspension continues for 15 days, the other Party may immediately terminate the applicable Schedule, upon written notice and without any reimbursement obligation.

6.3

Breach of Agreement.  Subject to Article V, if either Party shall cause or suffer to exist any material breach of any of its obligations under this Agreement, including any failure to make payments when due, and that Party does not cure such default in all material respects within 30 days after receiving written notice thereof from the non-breaching Party, the non-breaching Party may terminate each affected Schedule, including the provision of Services pursuant thereto, immediately by providing written notice of termination.

6.4

Sums Due.

(a)

In the event of a termination (including any termination pursuant to Section 6.2) or expiration of this Agreement (or Services under one or more Schedules), Games shall be entitled to the payment or reimbursement of, and Lottery shall, or shall cause its applicable Affiliates to, pay and reimburse Games, on the date of such termination or expiration (i) all amounts due to Games or any Games Service Provider under this Agreement and (ii) all amounts accrued in connection with the provision of Games Services through the date of such termination or expiration that are not yet due and payable to Games or any Games Service Provider under this Agreement, as if such amounts were due and payable on the date of such termination or expiration.

(b)

In the event of a termination (including any termination pursuant to Section 6.2) or expiration of this Agreement (or Services under one or more Schedules), Lottery shall be entitled to the payment or reimbursement of, and Games shall, or shall cause its applicable Affiliates to, pay and reimburse Lottery, on the date of such termination or expiration (i) all amounts due to Lottery or any Lottery Service Provider under this Agreement and (ii) all amounts accrued in connection with the provision of the Lottery Services through the date of such termination or expiration that are not yet due and payable to Lottery or any Lottery Service Provider under this Agreement, as if such amounts were due and payable on the date of such termination or expiration.

6.5

Effect of Termination.  Articles I, III, IV and VII and Sections 5.1(a)(i), 5.1(b), 5.2(a)(i), 5.2(b), 5.7, 5.8, 5.9, 5.10, 6.4 and this 6.5 shall survive any termination of this Agreement.

ARTICLE VII

MISCELLANEOUS

7.1

Notices.  All notices, requests and other communications hereunder (except for routine communications contemplated by certain Schedules) must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the Parties at the following addresses or facsimile numbers:

If to Games, to:

Games, Inc.
U.S. Bank Center

Suite 2300

425 Walnut Street

Cincinnati, OH  45202

Attn:  Roger W. Ach, II

If to Lottery, to:

Lottery Corporation
U.S. Bank Center

Suite 2300

425 Walnut Street

Cincinnati, OH  45202

Attn:  Carol A. Meinhardt

All such notices, requests and other communications will (i) if delivered personally to the address as provided in this section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this section, be deemed given upon receipt and (iii) if delivered by mail in the manner described above to the address as provided in this section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice, request or other communication is to be delivered pursuant to this section). Any party from time to time may change its address, facsimile number or other Information for the purpose of notices to that party by giving notice specifying such change to the other party.

7.2

Entire Agreement.  This Agreement, together with the Separation and Distribution Agreement and the other Ancillary Agreements, constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter.

7.3

Waiver.  Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. No waiver by any Party of any term or condition of this Agreement, in any one or more instances, shall be deemed or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

7.4

Amendment.  This Agreement may be amended, supplemented, modified or superseded only by a written instrument signed by duly authorized signatories of the Parties.

7.5

Independent Contractors.  In performing the Services hereunder, each Service Provider shall operate as and have the status of an independent contractor. No Service Provider’s employees shall be considered employees or agents of the other Party, nor shall the employees of any party be eligible or entitled to any benefits, perquisites or privileges given or extended to any of the other Party’s employees in connection with the provision of Services. Nothing contained in this Agreement shall be deemed or construed to create a joint venture or partnership between the Parties. No Party shall have any power to control the activities and/or operations of the other Party. No Party shall have any power or authority to bind or commit any other Party.

7.6

No Third Party Beneficiary.  The terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective Affiliates, successors or permitted assigns, and it is not the intention of the Parties to confer third party beneficiary rights upon any other Person.

7.7

No Assignment; Binding Effect.  Neither this Agreement nor any right, interest or obligation hereunder may be assigned by any Party hereto without the prior written consent of the other Party hereto and any attempt to do so will be void, except that each Party hereto may assign any or all of its rights, interests and obligations hereunder to an Affiliate, provided, that, any such Affiliate agrees in writing to be bound by all of the terms, conditions and provisions contained herein. Subject to the preceding sentence, this Agreement is binding upon, inures to the benefit of and is enforceable by the Parties hereto and their respective successors and assigns.

7.8

Headings.  The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

7.9

Submission to Jurisdiction; Waivers.  Subject to the prior exhaustion of the escalation procedures set forth in Section 5.10 and to the fullest extent permitted by applicable Law, each Party hereto (i) agrees that any claim, action or proceeding by such party seeking any relief whatsoever arising out of, relating to or in connection with, this Agreement or the transactions contemplated hereby shall be brought only in the United States District Court for the Southern District of Ohio or any Ohio State court, in each case, located in Hamilton County, Ohio and not in any other State or Federal court in the United States of America or any court in any other country, (ii) agrees to submit to the exclusive jurisdiction of such courts for purposes of all legal proceedings arising out of, or in connection with, this Agreement or the transactions contemplated hereby, (iii) waives and agrees not to assert any objection that it may now or hereafter have to the laying of the venue of any such action brought in such a court or any claim that any such action brought in such a court has been brought in an inconvenient forum, (iv) agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 7.1 or any other manner as may be permitted by

Law shall be valid and sufficient service thereof and (v) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Law.

7.10

Severability.  If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.

7.11

Governing Law.  This Agreement and any dispute arising out of, in connection with or relating to this Agreement shall be governed by and construed in accordance with the Laws of the State of Ohio, without giving effect to the conflicts of laws principles thereof.

7.12

Counterparts.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

7.13

Order of Precedence.  In the event of an inconsistency or conflict between this Agreement and a Schedule or an attachment or exhibit thereto, the Schedule (or the attachment or exhibit thereto) shall prevail.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

GAMES, INC.

By:  /s/ Roger W. Ach, II

Name:  Roger W. Ach, II

Title:  President and Chief Executive Officer

LOTTERY CORPORATION

By:  /s/ Carol A. Meinhardt

Name:  Carol A. Meinhardt

Title:  President and Chief Executive Officer

SCHEDULE A
Services To Be Provided By Games to Lottery

Service Description	Pricing

Management Consulting Services	$125/hour

Game Development	$100/hour

Graphic Development	$100/hour

Telecommunications Services	$1,000/month

E-mail services	$4,000/month

Administrative Services	$60/hour

SCHEDULE B
Services To Be Provided By Lottery to Games

Service Description	Pricing

Management Consulting Svcs

$125/hour

Hosting and Networking Services

$6,000/month

Financial Management Services

$125/hour

Administrative Services

$60/hour

Office Space

$21/square foot